Van Kampen Equity and Income Fund
                          Item 77(O) 10F-3 Transactions
                        July 1, 2005 - December 31, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Consec  8/9/0    -     $99.00 $330,00  10,302    3.12%  0.07%   Goldma  Goldma
o Inc.    5                    0,000    ,000                      n        n
                                                                Sachs    Sachs
                                                                Intern
                                                                ationa
                                                                  l,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                 y &
                                                                 Co.
                                                                Intern
                                                                ationa
                                                                  l,
                                                                 Bank
                                                                  of
                                                                Americ
                                                                  a,
                                                                Lehman
                                                                Brothe
                                                                  rs

                                                                 Banc
                                                                  of
Knight  8/16/    -     $99.50 $400,00  5,695,    0.01%  0.22%   Americ   Bank
Ridder    05                   0,000     000                      a       of
 Inc.                                                           Securi  Americ
 5.75%                                                           ties      a
9/1/20                                                           LLC,
  17                                                            Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                SunTru
                                                                  st
                                                                Robiso
                                                                  n
                                                                Humphr
                                                                 ey,
                                                                Wedbus
                                                                  h
                                                                Morgan
                                                                Securi
                                                                 ties
                                                                 Inc.

                                                                Citigr
                                                                 oup,
Interp  10/19    -     $1000. $525,00   6,800    1.30%  0.05%   JPMorg  JPMorg
 ublic   /05             00    0,000                              an      an
 Group                                                          Securi
  CVT                                                           ties,
  Pfd                                                           Morgan
 5.25%                                                          Stanle
                                                                  y,
                                                                 UBS,
                                                                 USBC
                                                                Securi
                                                                ties,
                                                                 ING
                                                                 Bank
                                                                NV/Uni
                                                                 ted
                                                                States
                                                                  ,
                                                                Keyban
                                                                  c
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                  ey
                                                                Goldma
 Quest                                                            n,
Commun  11/02    -     $100.0 $1,100,  61,316    5.57%  0.41%   Sachs   Goldma
icatio   /05             0    000,000   ,000                    & Co.,     n
n Inc.                                                          Credit   Sachs
 3.5%                                                           Suisse
Conver                                                          First
 tible                                                          Boston
 Notes                                                            ,
  due                                                           Morgan
 2025                                                           Stanle
                                                                  y,
                                                                Citigr
                                                                 oup,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties
                                                                 Banc
                                                                  of
  SBC   11/8/    -     $96.83 $2,000,  4,110,    0.21%  0.15%   Americ  Barcla
 Comm     05                  000,000    000                      a       ys
 Inc.                                                           Securi  Capita
 6.15%                                                           ties      l
 Notes                                                           LLC,
  due                                                           Barcla
 2034                                                             ys
                                                                Capita
                                                                  l,
                                                                JPMorg
                                                                 an,
                                                                Citigr
                                                                 oup,
                                                                LaSall
                                                                  e
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                  ,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                HSBC,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties